Exhibit (10)(e)
_______________

      FIRST AMENDMENT TO CONSTRUCTION LOAN AGREEMENT

      This First Amendment to Construction Loan Agreement (the "First Amendment") entered into as of the 12th day of October, 1989 among Richard H. Rubin, Myrna Putziger and Jonathan D. Albert as Trustees of Government Center Garage Realty Trust under declaration of trust dated November 1, 1983 and recorded in the Suffolk County Registry of Deeds in Book 10615, Page 58 (the "Borrower"), and Dean Witter Realty Yield Plus, L.P., a Delaware limited partnership and Dean Witter Realty Yield Plus II, L.P., a Delaware limited partnership (together the "Lender").

                              RECITALS

      1. The Lender has made a loan to the Borrower in the original principal sum of up to $57,700,000 (the "Loan") pursuant to a Loan Agreement dated as of April 26, 1989 (the "Loan Agreement"). All defined terms used herein and not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

      2. The parties are entering into this First Amendment to modify the term of the Office Loan and to amend certain definitions set forth in Schedule A of the Loan Agreement.

                             AMENDMENTS

      1. Section 3.3 of the Loan Agreement is deleted and the following is inserted in place thereof:

            Term.    The term of the Office Loan shall commence on
            the date the Construction Loan is converted to the Office Loan and terminate on the Office Loan Maturity Date.

      2.    Schedule A to the Loan Agreement is amended as follows:

            A. The defined term "Note" and the definition associated therewith on page 7 of Schedule A is deleted and the following is inserted in place thereof:

            "Note" means together, (i), the Amended and Restated Construction Loan/Office Loan Promissory Note (Yield
            Plus) of even date herewith, from Borrower to Dean Witter Realty Yield Plus, L.P. and (ii) the Amended and Restated Construction Loan/Office Loan Promissory Note (Yield Plus
            II) of even date herewith, from Borrower to Dean Witter Realty Yield Plus II, L.P.

            B. The defined term "Office Loan Maturity Date" and the definition associated therewith on page 8 of Schedule A is deleted and the following is inserted in place thereof:

            "Office Loan Maturity Date" means November 1, 2001.

      3. Except to the extent modified herein, the terms of the Loan Agreement remain in full force and effect.


      IN WITNESS WHEREOF the parties hereto have caused this First Amendment to be executed by their duly authorized officers as of the day and year first written above.

                       BORROWER:

                       Richard H. Rubin, as trustee of
                       the Government Center Garage Realty
                       Trust and not individually


                       Myrna Putziger, as trustee of
                       Government Center Garage Realty
                       Trust and not individually


                       Jonathan D. Albert, trustee of
                       Government Center Garage Realty
                       Trust and not individually


                       LENDER:

                       Dean Witter Realty Yield Plus, L.P.

                       By:   Dean Witter Realty Yield Plus Inc.,
                             general partner

                             /S/Warren B. Lane
                       By:   ________________________
                             Warren B. Lane
                             Senior Vice President


                       By:   Dean Witter Realty Yield Plus
                             Associates, L.P., general partner

                             By:  Dean Witter Realty Yield Plus,
                                  Inc., general partner

                                       /s/Warren B. Lane
                                  By:  _______________________
                                        Warren B. Lane
                                        Senior Vice President

                             Dean Witter Realty Yield Plus II, L.P.

                             By:  Dean Witter Realty Yield Plus II
                                  Inc., general partner

                                       /s/Warren B. Lane
                                  By:  ________________________
                                        Warren B. Lane
                                        Senior Vice President

                             By:  Dean Witter Realty Yield Plus
                                  Associates II, L.P., general
                                  partner

                                  By:   Dean Witter Realty Yield
                                        Plus II Inc., general
                                        partner

                                              /s/Warren B. Lane
                                        By:   _____________________
                                              Warren B. Lane
                                              Senior Vice President

Exhibit (10)(f)
______________

                AMENDED AND RESTATED CONSTRUCTION
           LOAN/OFFICE LOAN PROMISSORY NOTE (YIELD PLUS)*


$57,700,000                                   As of October 12, 1989

      FOR VALUE RECEIVED, the undersigned, Richard H. Rubin, Myrna Putziger and Jonathan D. Albert, Trustees of Government Center Garage Realty Trust under declaration of trust dated November 1, 1983, recorded in the Suffolk County Registry of Deeds in Book 10615, Page 58, as amended (the "Trust"), having its principal place of business at c/o The Richard H. Rubin Companies, 11200 Rockville Pike, Suite 200, Rockville, Maryland 20852 ("Maker") promises to pay to the order of Dean Witter Realty Yield Plus, L.P., a Delaware limited partnership ("Holder"), having its principal place of business c/o Realty Management Services, Inc. Credit Corporation ("Agent"), Two World Trade Center, New York, New York 10048 the principal sum of FIFTY SEVEN MILLION SEVEN HUNDRED THOUSAND DOLLARS ($57,700,000) or so much thereof as may have been advanced from time to time as evidenced on Schedule A (the "Loan"). In addition, the Maker shall pay interest on the outstanding principal balance of the Loan from time to time from the date hereof until the Loan is paid in full as described below, as well as Additional Interest pursuant to the terms of an Additional Interest Agreement of even date herewith among Maker, Holder and Yield Plus II (as hereinafter defined).

      The Loan is to be advanced in accordance with the terms of a Loan Agreement among Holder, Maker and Dean Witter Realty Yield Plus II, L.P. ("Yield Plus II") of even date herewith (the "Loan Agreement") and is to be repaid to Holder with interest thereon at the rates, at the times and in the manner hereinafter provided. All capitalized terms used herein without definition will have the meanings set forth in the Loan Agreement. (Holder and Yield Plus II are together referred to herein as the "Lenders" and individually as a "Lender".)


____________________

     *The purpose of this Amended and Restated Construction Loan/Office Loan Promissory Note (Yield Plus) is to amend and restate that certain Construction Loan/Office Loan Promissory Note (Yield Plus) to change the Office Loan Maturity Date. From and after the date hereof this Amended and Restated Promissory Note (Yield Plus) and the Amended and Restated Promissory Note (Yield Plus II) shall be the Note, as defined in the Loan Agreement and as referred to in the Loan Documents.

      The Loan is to be advanced in conjunction with a Loan from Yield Plus II to Maker evidenced by a certain Construction Loan/Office Loan Promissory Note (Yield Plus II) of even date herewith (referred to herein, together with this Note as the "Constructions Notes"). Furthermore, simultaneously herewith each Lender has made a first mortgage loan to Maker evidenced respectively by a First Mortgage Loan Promissory Note (Yield Plus) and a First Mortgage Loan Promissory Note (Yield Plus II) each of even date herewith (together referred to herein as the "First Mortgage Notes"). (The Construction Notes and the First Mortgage Notes are collectively referred to herein as the "Notes"). Pursuant to a certain Intercreditor Agreement of even date herewith between the Lenders (the "Intercreditor Agreement"), the Lenders have agreed that at all times prior to the refinancing of the First Mortgage Loan, upon the funding of each advance by either Lender under the Construction Notes, the amounts indicated as having been advanced by each Lender under the Notes shall be adjusted so that the total amount advanced by each Lender pursuant to its First Mortgage Note shall bear the same proportion to the total amounts advanced by both Lenders pursuant to all of the Notes; and accordingly the same formula shall apply to the Construction Notes.

      Coincident with disbursement, all Loan advances shall be recorded by Holder and endorsed by Maker on Schedule A. In addition coincident with each advance, any modification in the Loan balance under this Note resulting from (i) the purchase by a Lender of a portion of the outstanding balance of any of the Notes held by the other Lender in order to maintain the proportions described above or
(ii) any other purchase of a portion of the outstanding balance under the Notes permitted under the Intercreditor Agreement or hereafter agreed to between the Lenders, shall also be recorded by Holder and endorsed by Maker on Schedule A. The outstanding amount of the Loan as reflected on Schedule A from time to time shall be prima facie evidence of amounts outstanding hereunder. Notwithstanding any provision herein to the contrary, the aggregate maximum principal balance outstanding evidenced by the Construction Notes shall never exceed $57,700,000.

      Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed.

      From the date hereof interest only on such principal sum shall be payable monthly, in arrears, on the first day of the month immediately following the date hereof and on the first day of each month thereafter at a rate equal to eight percent (8%) per annum.

      Unless the Construction Loan is converted to the Office Loan, all unpaid principal and interest shall if not sooner paid, be due and payable on the second anniversary date of the Loan Closing Date (the "Construction Loan Maturity Date"). The Maker may extend the Construction Loan Maturity Date for one additional twelve (12) month period, upon at least thirty (30) days prior written notice and payment of the Construction Loan Extension Fee (the "Construction Loan Extension Period") and provided Maker also extends the Construction Loan Maturity Date of the loan evidenced by the other Construction Note in the manner provided in such note. If the Construction Loan is converted to the Office Loan, all unpaid principal and interest shall, if not sooner paid, be due and payable on November 1, 2001 (the "Office Loan Maturity Date").

      Provided, however, that the Holder shall be under no obligation to Maker to so convert the Construction Loan to the Office Loan unless such conversion occurs on or before the Construction Loan Maturity Date, as the same may be extended pursuant to the foregoing paragraph.

      There shall be no prepayment of this Note, in whole or in part, prior to the thirty-six (36) month period immediately preceding the Office Loan Maturity Date. Maker shall, however, have the right to prepay the entire principal balance of the Office Loan outstanding hereunder, together with all accrued and unpaid interest thereon and all other amounts due hereunder and under the other Construction Note and all other amounts associated with the Loan,
(i) during the one-year period commencing thirty-six (36) months prior to the Office Loan Maturity Date, upon payment of a prepayment penalty equal to two percent (2%) of the then outstanding principal balance of the Office Loan, (ii) during the one-year period commencing twenty-four (24) months prior to the Office Loan Maturity Date, upon payment of a prepayment penalty equal to one percent (1%) of the then outstanding principal balance of the Office Loan, and
(iii) during the one-year period commencing twelve (12) months prior to the Office Loan Maturity Date, without penalty. Notwithstanding the foregoing, the portions of the Office Loan corresponding to the LSA Contingency Reserve and the LSA Working Capital may be prepaid at any time in whole or in part, without penalty, and if so prepaid, may be readvanced by the Holder for the purposes permitted, and in the manner provided, under the Loan Agreement.

      In addition, in the event that Maker exercises its right to the Construction Loan Extension Period, such extension request must be accompanied by payment to Holder of the Construction Loan
Extension Fee.

      Payments hereunder shall be made in lawful money of the United States of America at the principal office of the Agent above set forth, or at such other place as the Holder of this Note may from time to time designate by written notice mailed to Maker.

      If any monthly interest payment provided for herein shall be made after the expiration of five (5) days after the due date thereof, in addition to such payments as are otherwise due and payable hereunder, there shall be immediately due and payable to Holder a late charge of five ($.05) cents for each one ($1.00) dollar of such payment (the "Late Charge") for failure to make prompt payment. The Late Charge shall be secured by the Security Documents referred to hereinafter. All expenditures made by the Holder on account hereof not reimbursed by the Maker within five (5) Business Days after demand, all amounts due under this Note after maturity, and any amounts due if an Event of Default occurs, shall bear interest at a rate per annum of five percent (5%) plus the interest rate then in effect (the "Default Rate") until such amounts as are due are paid to the Holder.

      This Note is made pursuant to the Loan Agreement, and is secured by the Security Documents each of even date herewith, encumbering certain real and personal property located in Boston, Massachusetts, more particularly described therein, and any other instruments, now or hereafter executed by Maker in favor of Holder, which in any manner constitute additional security for this Note.

      The occurrence of any of the following events shall constitute a default under this Note (each herein called an "Event of Default"): (a) default in the payment when due of interest or principal or other charges, as herein provided or as provided in the other Construction Note or in the payment when due of any fees or other payments to be made to Holder or Yield Plus II under any of the Loan Documents which default continues for more than five (5) Business Days after the due date; or (b) the occurrence of an Event of Default under any of the Loan Documents.

      Upon the occurrence of an Event of Default, or at any time thereafter, the entire principal of this Note, irrespective of the maturity date specified herein, together with (a) all accrued and unpaid interest at the Default Rate; (b) a default premium (the "Default Premium") equal to seven percent (7%) of the outstanding principal balance of the Loan; and (c) Late Charges and any other fees, expenses and payments due and payable hereunder or under any of the Loan Documents to Holder shall, at the election of the Holder hereof and immediately upon demand, become immediately due and payable, and in such event the date of demand shall become the Maturity Date.

      This Note is a negotiable instrument which may be freely assigned, negotiated or pledged by Holder to any person or entity, including, but not limited to, an affiliate of Holder, and Holder may sell participation interests to any person or entity, including, but not limited to, an affiliate of Holder, on such terms as Holder may determine. Notwithstanding the foregoing, the Holder may not assign, negotiate, pledge, or sell any interest in this instrument to any person or entity to whom or to which such a transfer is prohibited pursuant to the Loan Agreement.

      All Makers, endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence, presentment, protest and demand, and also notice of protest, of demand, of nonpayment, of dishonor and of maturity and also recourse to suretyship defenses generally; and they also jointly and severally hereby consent to any and all renewals, extensions or modifications of the terms hereof, including time for payment, and further agree that any such renewal, extension or modification of the terms hereof or the release or substitution of any security for the indebtedness evidenced hereby and any other indulgences shall not affect the liability of any of said parties for the indebtedness evidenced by this Note. Any such renewals, extensions or modifications may be made without notice to any of said parties.

      The Maker, endorsers, guarantors, sureties, accommodation parties hereof and all other persons liable or to become liable on this Note, agree jointly and severally, to pay all costs of collection, including reasonable attorneys' fees and all costs of suit, in case the unpaid principal sum of this Note, or any payment of interest or installment of principal and interest is not paid when due, or in case it becomes necessary to protect the security for the indebtedness evidenced hereby, or for the foreclosure by the Holder of the Mortgage and other Security Documents, or in the event the Holder is made party to any litigation because of the existence of the indebtedness evidenced by this Note, or because of the existence of the Mortgage or the other Loan Documents, whether suit will be brought or not, and whether through courts of original jurisdiction, as well as in courts of appellate jurisdiction or through a bankruptcy court or other legal proceedings.

      This Note may not be amended, modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought. This Note may not be amended, modified or changed unless simultaneously therewith a corresponding amendment, modification or change is made to the other Construction Note.

      Notwithstanding any provision herein or in any instrument now or hereafter evidencing or securing the indebtedness herein set forth, the total liability of Maker for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of Massachusetts or the jurisdiction governing the provisions of this Note.

      Notwithstanding any provisions herein with respect to prepayment, if the Maker chooses to make a prepayment in accordance with the terms of the Loan Documents, then at the time of such prepayment, it must prepay the whole outstanding principal balance of the Loan and the loan evidenced by the other Construction Note and all other sums due under the Loan Documents.

      Except as otherwise provided in the Guaranties, anything contained herein to the contrary notwithstanding, no recourse shall be had for the payment of any amounts provided for hereunder or for any claim based thereon or otherwise in respect thereof or based on or in respect of this Note or any of the other Loan Documents against (i) GCG, GCA, LSA, the Maker, any trustee or beneficiary of the Trust or any partner or any past, present or future subscriber to the partnership interests in GCG, GCA or LSA or (ii) any partner, shareholder, legal representative, heir, estate, successor or assign of any thereof. The foregoing provisions of this paragraph shall not (y) prevent recourse to the Project (as that term is defined in the Loan Agreement) (z) constitute a waiver, release or discharge of any obligation evidenced by this Note, but the same shall continue until paid or discharged, and provided, further, that the foregoing provisions of this paragraph shall not limit the right of any person to name Maker or any transferee of any interest in the Project as a party defendant in any action or suit for repossession of the Project or in the exercise of any other remedy under this Note.

      Whenever used herein, the words "Maker" and "Holder" shall be deemed to include their respective heirs, personal representatives, successors and assigns.

      Any notices and other communications required or provided for under this Note shall be in writing and shall be deemed to have been sufficiently given or served for all purposes three Business Days after mailing by registered or certified United States mail, return receipt requested, or one Business Day after delivery to a recognized overnight delivery service for next day delivery, to the following addresses or to such other address as may hereafter be designated by notice as aforesaid:

            To Maker:

            Richard H. Rubin, as trustee of Government Center
            Garage Realty Trust
            c/o The Richard H. Rubin Companies
            11200 Rockville Pike
            Suite 200
            Rockville, MD  20852

            with a copy hand-delivered or mailed regular mail to:

            Melville W. Feldman, Esq.
            Feldman, Bodansky & Feldman
            2019 Que Street, N.W.
            Washington, DC  20009

                 and

            Myrna Putziger, Esq.
            McCormick & Putziger
            265 Franklin Street
            Boston, MA  02110

                 and

            Jonathan D. Albert
            c/o Albert Bros., Inc.
            225 East Aurora Street
            P.O. Box 1310
            Waterbury, Connecticut  06721

            To Holder:

            Ronald J. DiPietro
            Realty Management Services, Inc., as Agent
            c/o Dean Witter Realty Inc.
            Two World Trade Center
            New York, New York  10048

            with a copy hand-delivered or mailed regular mail to:

            Stephen I. Burr, Esq.
            Gaston & Snow
            One Federal Street
            Boston, MA  02110

      This Note shall be construed according to and governed by the laws of Massachusetts, and is intended to take effect as a sealed instrument.

      This Note may be executed in counterparts and as so executed shall constitute but one Note.

Signed in the presence of               MAKER:
                                  /s/Richard H. Rubin
_______________________________   _______________________________
                                  Richard H. Rubin, Trustee of
                                  Government Center Garage Realty
                                  Trust and not individually

                                   Myrna Putziger
_______________________________   _______________________________
                                  Myrna Putziger, Trustee of
                                  Government Center Garage Realty
                                  Trust and not individually

                                  /s/Jonathan D. Albert
_______________________________   _______________________________
                                  Jonathan D. Albert, Trustee of
                                  Government Center Garage Realty
                                  Trust and not individually

                             Schedule A
                                  to
            Construction Loan/Office Loan Promissory Note (Yield
                                  Plus)


            Loan Advance/
            Purchase of
            Outstanding
            Balance of
            Construction
            Loan/Office
            Loan Promissory    Portion of Loan
            Note (Yield      Balance Purchased     Outstanding
Date        Plus II)           By Yield Plus II     Loan Balance


4/26/89      $1,653,864                            $1,653,864

5/01/89         197,679                              1,851,543

5/15/89         376,970                              2,228,513

6/01/89         229,896                              2,458,409

6/14/89         657,951                              3,116,360

7/01/89         212,771                              3,329,131

7/21/89         325,840                              3,654,971

7/24/89          47,746                              3,702,717

8/01/89         213,926                              3,916,643

8/16/89         252,358                              4,169,001

Exhibit (10)(g)
______________

                       SECOND AMENDMENT TO
                 CONSTRUCTION LOAN AGREEMENT


      THIS SECOND AMENDMENT TO CONSTRUCTION LOAN AGREEMENT (the
"Second Amendment") is entered into as of the   th day of June, 1990
by and among RICHARD H. RUBIN, MYRNA PUTZIGER AND JONATHAN D. ALBERT AS TRUSTEES OF GOVERNMENT CENTER GARAGE REALTY TRUST under declaration of trust dated November 1, 1983 and recorded in the Suffolk County Registry of Deeds in Book 10615, Page 58, having its principal place of business at c/o The Richard H. Rubin Companies, 11200 Rockville Pike, Suite 200, Rockville, Maryland 20852 (the "Borrower"), and DEAN WITTER REALTY YIELD PLUS, L.P., a Delaware limited partnership ("Yield Plus"), and DEAN WITTER REALTY YIELD PLUS II, L.P., a Delaware limited partnership ("Yield Plus II"), each of the two entities having its principal place of business
c/o Realty Management Services, Inc., Two World Trade Center, New York, New York 10048 (Yield Plus and Yield Plus II together, the "Lender"). All defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Agreement (as defined hereinbelow).

      WHEREAS, the Lender has made a loan to the Borrower in the original principal sum of up to $57,700,000 pursuant to the provisions of a certain Construction Loan Agreement dated as of April 26, 1989 ("Loan Agreement") as amended by a certain First Amendment to Construction Loan Agreement dated as of October 12, 1989 ("First Amendment"); and

      WHEREAS, the Borrower and the Lender wish to amend the Loan
Agreement further by increasing the Loan amount by $1,500,000;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender agree as follows:

            1. Amendment of Loan Agreement. At each of the locations in the Loan Agreement cited hereinbelow, the reference to the dollar amount "$57,700,000" is deleted and is replaced by the dollar amount "$59,200,000":

                 (a)   Page 1, line 2;

                 (b)   Page 1, line 16;

                 (c)   Page 2, Section 1.6.1., line 2;

                 (d)   Page 2, Section 1.6.2., line 2;

                 (e)   Page 3, Section 1.7., line 2;

                 (f)   Page 3, Section 1.7A., line 2; and

                 (g)   Page 3, Section 1.7B., line 2.

      2. Amendment of Schedule A. On page 3 of Schedule A, in line 2 of the defined term "Construction Loan," the reference to the dollar amount "$57,700,000" is deleted and is replaced by the dollar amount "$59,200,000."

      3. Amendment of Exhibit H. Exhibit H is deleted and is replaced by an amended and restated Exhibit H as attached hereto.

      4. No Other Amendments. Except as expressly provided in this Second Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect.

      5.    Miscellaneous.

            (a) This Second Amendment shall be construed, enforced and governed by the laws of The Commonwealth of Massachusetts.

            (b) This Second Amendment is intended to take effect as a sealed instrument.

            (c) This Second Amendment may be executed in counterparts and as so executed shall constitute but one
      Second Amendment.


      IN WITNESS WHEREOF the parties hereto have caused this Second Amendment to be executed by their duly authorized officers as of the day and year first written above.

                             BORROWER:

                             Richard H. Rubin, as Trustee of the
                             Government Center Garage Realty Trust
                             and not individually


                             Myrna Putziger, as Trustee of the
                             Government Center Garage Realty Trust
                             and not individually


                             Jonathan D. Albert, as Trustee of the
                             Government Center Garage Realty Trust
                             and not individually


                             LENDER:

                             DEAN WITTER REALTY YIELD PLUS, L.P.

                             By:  Dean Witter Realty Yield Plus
                                  Inc., general partner

                                        /s/Warren B. Lane
                                  By:  ____________________________
                                       Name:  Warren B. Lane
                                       Title:    Sr. Vice President


                             By:  Dean Witter Realty Yield Plus
                                  Associates, L.P., general partner

                                  By:   Dean Witter Realty Yield
                                        Plus, Inc., general partner

                                      /s/Warren B. Lane
                                  By:_________________________
                                             Name:  Warren B. Lane
                                             Title:    Sr. Vice
                                                         President


                             DEAN WITTER REALTY YIELD PLUS II, L. P.

                             By:  Dean Witter Realty Yield Plus II,
                                  Inc.,  general partner

                                      /s/Warren B. Lane
                                  By:_____________________________
                                       Name:  Warren B. Lane
                                       Title:    Sr. Vice President




                             By:  Dean Witter Realty Yield Plus
                                  Associates II, L.P., general partner

                                  By:   Dean Witter Realty Yield Plus
                                        II Inc., general partner

                                      /s/Warren B. Lane
                                  By:____________________________
                                             Name:  Warren B. Lane
                                             Title:    Sr. Vice
                                                         President

Exhibit (10)(h)
________________

                          FIRST AMENDMENT
             TO AMENDED AND RESTATED CONSTRUCTION
                          LOAN/OFFICE LOAN
                   PROMISSORY NOTE (YIELD PLUS)


      THIS FIRST AMENDMENT TO AMENDED AND RESTATED CONSTRUCTION LOAN/OFFICE LOAN PROMISSORY NOTE (YIELD PLUS) (the "First Amendment")
is entered into this   th day of June, 1990, by and among RICHARD H.
RUBIN, MYRNA PUTZIGER AND JONATHAN D. ALBERT AS TRUSTEES OF GOVERNMENT CENTER GARAGE REALTY TRUST under declaration of trust dated November 1, 1983 and recorded in the Suffolk County Registry of Deeds in Book 10615, Page 58, having its principal place of business at c/o The Richard H. Rubin Companies, 11200 Rockville Pike, Suite 200, Rockville, Maryland 20852 (the "Maker"), and DEAN WITTER REALTY YIELD PLUS L.P., a Delaware limited partnership, having its principal place of business c/o Realty Management Services, Inc., Two World Trade Center, New York, New York 10048 (the "Holder"). All defined terms used herein and not otherwise defined shall have the same meanings ascribed to them in the Note and the Loan Agreement (as defined hereinbelow).

      WHEREAS, the Maker delivered to the Holder a certain Amended and Restated Construction Loan/Office Loan Promissory Note (Yield Plus) on October 12, 1989 (the "Note"), in connection with a certain Construction Loan Agreement dated as of April 26, 1989, as amended by a certain First Amendment to Construction Loan Agreement dated as of October 12, 1989 (which Construction Loan Agreement, as amended, is referred to herein as the "Loan Agreement"); and

      WHEREAS, pursuant to a certain Second Amendment to Construction Loan Agreement of even date herewith, the parties have agreed to amend the Loan Agreement to increase the Loan amount by $1,500,000;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1.    Amendment of Note.

            (a) Page 1, paragraph 1, lines 13 and 14, the dollar amount "FIFTY-SEVEN MILLION SEVEN HUNDRED THOUSAND DOLLARS
      ($57,700,000)" is deleted and is replaced by the dollar amount "FIFTY-NINE MILLION TWO HUNDRED THOUSAND DOLLARS ($59,200,000")."

            (b) Page 2, the last sentence of the second paragraph, the dollar amount "$57,700,000" is deleted and is replaced by the dollar amount "$59,200,000."

      2. No Other Amendments. Except as expressly provided in this First Amendment, all of the terms and conditions of the Note shall remain in full force and effect.

      3.    Miscellaneous.

            (a) This First Amendment shall be construed, enforced and governed by the laws of The Commonwealth of Massachusetts.

            (b) This First Amendment is intended to take effect as a sealed instrument.

            (c) This First Amendment may be executed in counterparts and as so executed shall constitute but one First Amendment.

            (d) This First Amendment is entered into by the parties in conjunction with a certain First Amendment to Amended and Restated Construction Loan/Office Loan Promissory Note (Yield Plus II) of even date herewith.

      IN WITNESS WHEREOF, each of the parties hereto has caused this First Amendment to be executed by its duly authorized officer on the date first written above.

WITNESS:                          MAKER:
                                  /s/Richard H. Rubin
_______________________________   _______________________________
                                  Richard H. Rubin, Trustee of
                                  Government Center Garage Realty
                                  Trust and not individually

                                  /s/Myrna Putziger
_______________________________   _______________________________
                                  Myrna Putziger, Trustee of
                                  Government Center Garage Realty
                                  Trust and not individually

                                  /s/Jonathan D. Albert
_______________________________   _______________________________
                                  Jonathan D. Albert, Trustee of
                                  Government Center Garage Realty
                                  Trust and not individually
Exhibit (10)(i)

_______________
                      SUPPLEMENTAL LOAN AGREEMENT

               This Supplemental Loan Agreement (this "Agreement") dated September 20, 1993 by and among Richard H. Rubin and Myrna Putziger, as trustees under a declaration of trust dated November 1, 1983 and recorded in the Suffolk County Registry of Deeds in Book 10615, Page 58, of GOVERNMENT CENTER GARAGE REALTY TRUST, a Massachusetts nominee trust (together with the beneficiary of such trust, the "Borrower"), having a principal place of business c/o The Richard H. Rubin Companies, 11200 Rockville Pike, Suite 200, Rockville, Maryland 19852, and DEAN WITTER REALTY YIELD PLUS, L.P., a Delaware limited partnership, and DEAN WITTER REALTY YIELD PLUS II, L.P., a Delaware limited partnership (collectively, the "Lender"), each having its principal place of business at Two World Trade Center, New York, New York 10048.

                          W I T N E S E T H :


               WHEREAS, the Borrower and the Lender executed and delivered that certain Construction Loan Agreement dated as of April 26, 1989 (the "Original Loan Agreement"), that certain First Amendment to Construction Loan Agreement dated as of October 12, 1989 (the "First Loan Amendment") and that certain Second Amendment to Construction Loan Agreement dated as of June 21, 1990 (the "Second
Loan Amendment"; the Original Loan Agreement, as amended by the First Loan Amendment, the Second Loan Amendment and by this Agreement, and as the same may be further amended from time to time, is hereinafter referred to as the "Amended Loan Agreement"), pursuant to which, inter alia, the Lender agreed to lend up to an aggregate of Fifty Nine Million Two Hundred Thousand Dollars ($59,200,000) (the "Loan") to the Borrower; and
               WHEREAS, in connection with the Original Loan Agreement, the Borrower agreed to pay to the Lender, inter alia, Additional Interest, as defined in, and on the terms and conditions set forth in, that certain Additional Interest Agreement dated as of April 26, 1989 by and between the Borrower and the Lender, as amended by that certain First Amendment to Additional Interest Agreement dated as of June 22, 1990 by and between the Borrower and the Lender and as further amended by that certain Second Amendment to Additional Interest Agreement dated the date hereof by and between the Borrower and the Lender (as so amended, and as may be further amended from time to time, the "Amended Additional Interest Agreement"); and
               WHEREAS, the Borrower and the Lender desire to enter into certain agreements relating to the Loan on the terms and conditions set forth herein;
               NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Borrower and the Lender hereby agree as follows:
               1. All capitalized terms used and not defined in this Agreement shall have the meanings ascribed to them in the Amended Loan Agreement. All references in the Amended Loan Agreement to the Additional Interest Agreement are hereby deemed to be references to the Amended Additional Interest Agreement. This Agreement is hereby deemed to be a Loan Document (as defined in the Amended Loan Agreement).
               2. As used in the following provisions, the following terms shall have the following respective meanings:
                      (a) The term "Final Advance Date" shall have the meaning set forth in paragraph 5 hereof.
                      (b) The term "Free Rent Period" shall mean the period during which the GSA (as hereinafter defined) is, under Supplemental Lease Agreements dated as of June 20, 1990, September 6, 1990 and February 1, 1991 and that certain letter agreement between the GSA and Borrower dated April 5, 1991, all of which documents constitute part of the GSA Lease (as hereinafter defined), the GSA is entitled to deferred free rent with respect to its space at the Project. Borrower represents and warrants that (X) the Free Rent Period comprises five months and commences on the earlier of
(i) August 1, 1994 and (ii) the date described in the first sentence of Section 2 of the Supplemental Lease Agreement dated June 21, 1990 between the Borrower and the GSA and (Y) the amount of deferred free rent to which the GSA is entitled during the GSA Free Rent Period is $2,925,293.
                      (c) The term "GSA" shall mean the General
Services Administration of the United States of America.
                      (d) The term "GSA Claim" shall mean those certain claims for additional compensation dated November 26, 1990 and February 28, 1991 filed by the Borrower with the GSA.
                      (e) The term "GSA Claim Resolution" shall mean the occurrence of either (i) the entering into by the Borrower and the GSA of a binding settlement concerning the resolution of the GSA Claim or (ii) the making of a binding, non-appealable judicial (or arbitrative) determination of the GSA Claim.
                      (f) The term "GSA Lease" shall mean that certain lease of a portion of the Project dated December 29, 1989 between the Borrower and the GSA, as such lease has been amended or supplemented by the agreements listed in Exhibit A annexed hereto (the Borrower hereby representing that the lease hereinabove referred to and the agreements listed in Exhibit A constitute all of the agreements here-tofore made between the Borrower and the GSA in respect of the lease of space at the Project to the GSA), and as such lease may be further amended or supplemented from time to time after the date hereof.
               3. Notwithstanding any provision to the contrary in any of the Loan Documents, at any time prior to the last day of the Free Rent Period, Borrower may, at its option (but subject to the provisions of the third sentence of this paragraph), deliver to the Lender, to be credited as a payment and/or prepayment, whichever is applicable, of interest installments under the Note (other than Additional Interest (as defined in the Amended Additional Interest Agreement)) due during the Free Rent Period (such interest being hereinafter referred to as "Free Rent Period Interest"), any funds of Borrower then on hand (including, without limitation, any cash reserves or working capital). Any such prepayment shall be deemed to have been made in an amount equal to the sum of (x) the amount of funds delivered to the Lender on account of such prepayment and (y) the amount of interest, at a rate of 5% per annum, that would be earned on such funds from the date such prepayment is made until the due date or dates of the installment or installments of Free Rent Period Interest to which such prepayment is applied in accordance with the following provisions of this paragraph 3. If, pursuant to the GSA Claim Resolution, the Borrower receives one or more payments from the GSA on account of the GSA Claim prior to the last day of the Free Rent Period, each such payment (a "GSA Payment") shall, promptly upon receipt, be forwarded to the Lender and credited as a payment and/or prepayment, whichever is applicable, of Free Rent Period Interest, but only to the extent that such interest has not previously been paid or prepaid pursuant to this paragraph 3. Any such prepayment shall be deemed to have been made in an amount calculated in accordance with the formula set forth in the second sentence of this paragraph 3. Any payments and prepayments of Free Rent Period Interest made pursuant to this paragraph 3 shall be applied against installments of Free Rent Period Interest in the order in which the same are due and payable.
               4. During the Free Rent Period, provided that (a) there is no outstanding Event of Default, (b) Borrower shall have either (1) theretofore made no Borrower Distributions (as hereinafter defined) or (2) if it has made Borrower Distributions, theretofore deposited into the Project's working capital account from funds other than Project revenues an amount equal to the sum of all Partner Distributions (as hereinafter defined) theretofore made, (c) at such time Borrower shall have expended all of its funds then on hand (including, without limitation, all funds in any cash, working capital and any other reserves and all amounts deposited pursuant to subclause
(2) of the foregoing clause (b)), and (d) Borrower complies with the provisions of the immediately succeeding sentence, the Lender shall be obligated, within five (5) Business Days after the Borrower so requests, but not more than once in any calendar month, to make Loan advances in the amount necessary for the Borrower to pay all expenses then due and payable in connection with the ownership and operation of the Project (including, without limitation, debt service on the First Mortgage and the Loan); provided, however, that in no event shall advances required to be made pursuant to this paragraph 4 exceed, in the aggregate, $1,713,068 (the "Remaining Loan Amount"), the parties hereby agreeing and acknowledging that the Remaining Loan Amount constitutes the entire unadvanced portion of the Loan, and that the Lender's only remaining obligation to make Loan advances is as set forth in this paragraph 4 and in paragraph 5 hereof. Whenever the Borrower so requests an advance hereunder, it shall be obligated, prior to or simultaneously with such request, to make the deposit described in subclause (2) of clause (b) of the immediately preceding sentence, if applicable, and to provide the Lender with evidence of such deposit. Each request for an advance hereunder (a) shall be accompanied by a schedule certified as true and correct by the general partner of the Borrower showing, in reasonable detail, the expenses on account of which such request is being made, which expenses must either conform to the budget for the Project then in effect (which budget shall have been previously approved by the Lender, such approval not to be unreasonably withheld) or be approved by the Lender, such approval not to be unreasonably withheld, and (b) shall not be on account of any expenses covered by a previous request for an advance hereunder. As used herein, "Borrower Distributions" shall mean, collectively, Partner Distributions and Lender Distributions (as each such term is hereinafter defined). As used herein, "Partner Distributions" shall mean any distributions or payments of cash by the Borrower from and including the date hereof until and including the Final Advance Date to or for the account of any of its then current or former partners or to any affiliate of its then current or former partners, whether on account of partnership distributions, Partner Loans (as defined in the Partnership Agreement) or any other loans to the Borrower, fees, line items in the construction budget provided for in the Amended Loan Agreement, or otherwise, but excluding property management fees to affiliates of Government Center Garage Associates Limited Partnership in amounts set forth on Exhibit A attached hereto and made a part hereof, and "Lender Distributions" shall mean any payments by the Borrower to the Lender pursuant to the last sentence of paragraph 5.3 hereof.
               5. On the day (the "Final Advance Date") which is the earlier of (i) the last day of the Free Rent Period and (ii) the date on which all Free Rent Period Interest shall have been prepaid or paid pursuant to paragraph 3 hereof, the following shall occur:
                      (a) Provided that there is then no outstanding Event of Default, and subject to the first sentence of paragraph 5.3 below, Lender shall make a Loan advance to the Borrower in the amount, if any, by which (x) the Remaining Loan Amount, exceeds (y) the sum of all Loan advances previously made by the Lender pursuant to paragraph
4 hereof (such excess being hereinafter referred to as the "Final Loan
Amount").
                      (b) Subject to the retention by the Borrower of cash reserves and working capital to the extent permitted by the Amended Additional Interest Agreement, all funds of the Borrower on hand as of the Final Advance Date (including, for this purpose and without limitation, (a) proceeds of the Loan advance to be made pursuant to paragraph 5.1 hereof without deduction for the retained amounts described in the first sentence of paragraph 5.3 below and (b) GSA Payments) shall be payable (and paid) on the Final Advance Date as follows and in the following order of priority:
                          (i)  Such funds, up to the total amount of
all GSA Payments theretofore received (whether paid monthly or otherwise), shall first be payable to the Borrower and the Lender in accordance with Section 2(a) of the Amended Additional Interest Agreement (including that portion of such Section requiring payment of the Priority Amount, as such term is used therein, for each calendar year on account of which such funds are payable as hereinafter provided in this subparagraph 5.2.1, but only, in the case of calendar year 1993, to the extent that the Priority Amount was not theretofore paid in accordance with the last sentence of paragraph 5.3 hereof) as if the Accrual Date, as such term is used in the Amended Additional Interest Agreement, were January 1, 1993 and as if such payments made by the GSA were Adjusted Gross Receipts, as such term is used in the Amended Additional Interest Agreement, in the calendar year(s) in which they were made;
                          (ii)  The balance of such funds, up to the
Remaining Loan Amount, shall be payable 50% to the Lender and 50% to the Borrower;
                          (iii)  The balance of such funds, up to the
amount of $951,267.41, shall be payable 50% to the Lender and 50% to the Borrower; and
                          (iv)  The remaining balance of such funds
shall be payable to the Borrower and the Lender in accordance with
Section 2(a) of the Amended Additional Interest Agreement (including that portion of such Section requiring payment of the Priority Amount) as if the Accrual Date, as such term is used in the Amended Additional Interest Agreement, were January 1, 1993 and as if such funds were Adjusted Gross Receipts in calendar year 1993.
                      (c) The parties acknowledge and confirm that the amounts payable to the Lender pursuant to subsections 5.2.1 through 5.2.4 above, up to the Final Loan Amount, shall, rather than be paid to the Lender at the time of the Loan advance described in paragraph 5.1 above, be retained by the Lender, and not advanced to the Borrower pursuant to paragraph 5.1, in full satisfaction of the Borrower's obligation, pursuant to subsections 5.2.1 through 5.2.4 above, to pay such retained amounts to the Lender. The Borrower agrees that if the Borrower makes a Borrower Distribution prior to the Final Advance Date, the amount thereof shall be paid to the Borrower as a Partner Distribution and to the Lender as a Lender Distribution in accordance with Section 2(a) of the Amended Additional Interest Agreement (including the portion of such Section requiring payment of the Priority Amount, as such term is used therein) as if the Accrual Date, as such term is used in the Amended Additional Interest Agreement, were January 1, 1993 and as if such funds were adjusted Gross Receipts, as such term is used in the Amended Additional
Interest Agreement, in the calendar year 1993.
               6. Borrower represents and warrants that as of the date hereof, there are no outstanding Partner Loans (as defined in the Partnership Agreement) that were made by or on behalf of Government Center Garage Associates Limited Partnership.
               7. The following sentence is hereby added to Exhibit F of the Amended Loan Agreement:
               "The beneficial interest of Edward J. McCormack, Jr. in said Putnam Associates Realty Trust has been pledged to Wainwright Bank as security for a loan having an original principal balance of $1,750,000.
               8. The Lender acknowledges and confirms that (a) the Core and Shell Substantial Completion Date has occurred, (b) the Shortfall Guaranty has terminated and is no longer of any force and effect and (c) except with respect to the rehabilitation of the elevators serving the parking garage portion of the Project, the Completion and Cost Overrun Guaranty has terminated and is no longer of any force and effect.
               9. The Borrower shall not hire, engage or enter into any contracts with Jonathan D. Albert ("Albert"), Warren B. Lane, John J. Preotle, Jr. or any immediate family member of any of them, or any entity that any of the foregoing persons has any right, title or interest of any kind whatsoever, direct or indirect, in or to, without the Lender's prior written consent, which consent may be withheld at Lender's sole discretion. The foregoing, however, shall not be deemed to (i) prohibit an entity affiliated with Albert from entering into a lease of Project space on commercially reasonable terms for such entity's own use as an office or (ii) prohibit Albert from acting as a consultant or agent in any capacity (including in connection with the Project) for The Rubin Companies, Richard H. Rubin or any family member of Richard H. Rubin or any entity in which Richard H. Rubin has an interest, other than directly with the Borrower, provided that:
               (X) Any compensation which Albert receives for such consulting or agency services shall not be paid by the Borrower or otherwise from the revenues of the Project (whether as a fee or operating expense or distribution or other direct or indirect charge or payment of any kind whatsoever, but excluding partnership distri-butions which have previously been paid from Project revenues); provided, however, that Albert may be compensated by the Borrower or otherwise out of Project revenues for consulting services rendered with respect to the GSA Claim and the Borrower's dispute with Stolte Inc. relating to the construction of the Project (and not with respect to any other matters), provided that such compensation is on commercially reasonably terms;
               (Y) Albert shall not in connection with the Project render on a regular basis services customarily performed by the property manager of the Project, or otherwise be entitled to share directly in the payment of property management fees payable in connection with the Project; and
               (Z) Albert shall not render advisory or other services in connection with any negotiations, communications, disputes or litigation between the Lender and the Borrower, or any question or matter involving the Borrower's and/or the Lender's compliance with or rights under the terms of the Loan.
               10. The Borrower hereby acknowledges and confirms that as of the date hereof, (a) the outstanding unpaid principal balance of the Note is $57,486,932 and (b) to the best of its knowledge, it has no defenses, offsets or counterclaims to its obligations under, and no causes of action with respect to, the Note and the other Loan Documents. The Lender hereby acknowledges and confirms that to the best of its knowledge, as of the date hereof no Event of Default exists and no event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.
               11.    The definition of "Break-even Date" in
Schedule A of the Amended Loan Agreement is hereby amended to read in its entirety "January 1, 1993".
               12. Pursuant to Section 8.1.5 of the Amended Loan Agreement, the Lender hereby expressly consents to the assignment by LSA of its entire interest in GCG to GCA and Rubin pursuant to an Assignment of Partnership Interests of even date herewith, and to the withdrawal of LSA as a general partner of GCG.
               13. The Lender and the Borrower hereby agree that their respective addresses for notice under each of the Loan Documents are changed to the following:
               To the Borrower:

Richard H. Rubin, as trustee of Government Center
  Garage Realty Trust
c/o The Richard H. Rubin Companies
11200 Rockville Pike
Suite 200
Rockville, MD 20852

with a copy to:

Feldman, Bodansky & Rubin
1819 L Street, N.W.
Seventh Floor
Washington, D.C.  20036
Attention:  Steven K. Rubin, Esq.

             and

Rubin and Rudman
50 Rowes Wharf
Boston, Massachusetts 02110
Attention:  Myrna Putziger

To the Lender:

Dean Witter Realty Yield Plus, L.P.
  and Dean Witter Realty Yield Plus II, L.P
c/o Dean Witter Realty Inc.
64th Floor
Two World Trade Center
New York, New York 10048
Attention: E. Davisson Hardman, Jr.

with a copy to:

Mitchell L. Berg, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, New York  10019-6064

To Rubin, Rubin/GCA, and/or GCA:

Richard H. Rubin
c/o The Richard H. Rubin Companies
11200 Rockville Pike
Suite 200
Rockville, MD  20852

with a copy to:

Feldman, Bodansky & Rubin
1819 L Street, N.W.
Seventh Floor
Washington, D.C. 20036
Attention;  Steven K. Rubin, Esq.

and

Rubin and Rudman
50 Rowes Wharf
Boston, Massachusetts 02110
Attention:  Myrna Putziger

The parties further acknowledge that from and after the date hereof, no notice need be given to LSA.
               14.    The Borrower represents and warrants to the
Lender that:
                      (1) This Agreement has been duly authorized,
                          executed and delivered by the Borrower;
                      (2) each of the Other Restructuring Documents
                          (as hereinafter defined) has been duly
                          authorized, executed and delivered by the
                          Borrower;
                      (3) this Agreement and the Other Restructuring
                          Documents constitute valid and binding
                          obligations of the Borrower in accordance
                          with their respective terms, except as
                          enforceability may be limited by
                          applicable bankruptcy, insolvency,
                          reorganization, moratorium or similar laws
                          affecting the enforcement of creditors'
                          rights generally and
                      (4) the execution, delivery and performance of
                          this Agreement and the Other Restructuring
                          Documents, compliance by the Borrower with
                          the provisions hereof and of the Other
                          Restructuring Documents, and the
                          consummation of the transactions
                          contemplated hereby and thereby have been
                          duly authorized by all necessary trust and
                          partnership action on the part of the
                          Borrower and will not conflict with,
                          result in a breach of or constitute a
                          default under (i) any agreement, indenture
                          or instrument to which the Borrower is a
                          party or by which it is bound or (ii) the
                          organizational documents of the Borrower.
        As used herein, the term "Other Restructuring Documents" shall mean, collectively, (i) the following documents of even date herewith by and between the Borrower and the Lender: (a) Second Amendment to Additional Interest Agreement; (b) Second Amendment to Second Mortgage and Security Agreement; (c) Amendment to Second Conditional Assignment of Rents and Leases; (d) Amendment to Assignments and (e) Second Amendment to Notes and (ii) that certain Government Center Garage Realty Trust Direction of Beneficiary of even date herewith by GCGA Limited Partnership.
               15. Each of the Borrower and the Lender shall cooperate with the other, and shall execute, acknowledge and deliver such documents and take such further actions as may be reasonably requested by the other, to carry out the provisions hereof and of the Other Restructuring Documents and the transactions contemplated hereby and thereby.
               16. As modified hereby, the Original Loan Agree-ment, as modified by the First Loan Amendment and the Second Loan Amendment, is hereby ratified and confirmed in all respects by the parties hereto. Without limiting the foregoing, the parties hereto hereby acknowledge and confirm the provisions of Section 11.14 of the Original Loan Agreement, which provisions are, subject to provisions of the Amended Additional Interest Agreement relating to recourse liability after the End Transaction (as defined therein),
(i) hereby made applicable to the Original Loan Agreement, as amended by the First Loan Amendment and the Second Loan Amendment and as amended hereby, and (ii) hereby incorporated herein by reference.
               17. This Agreement is to be governed by and con-strued in accordance with the laws of the Commonwealth of Massachusetts.
               18. This Agreement may be executed in counterparts and as so executed under seal shall constitute but one Agreement.
               IN WITNESS WHEREOF, the Borrower and the Lender have duly executed this Agreement on the day and year first above written.
                      BORROWER:
                      /s/Richard H. Rubin
                      ___________________________________
                      Richard H. Rubin, as Trustee of Government
                      Center Garage Realty Trust and not
                      individually

                      /s/Myrna Putziger
                      ___________________________________
                      Myrna Putziger, as Trustee of Government
                      Center Garage Realty Trust and not
                      individually


                      LENDER:

                      DEAN WITTER REALTY YIELD PLUS, L.P.

                      By: Dean Witter Realty Yield Plus
                          Inc., general partner

                          /s/E. Davisson Hardman, Jr.
                      By:__________________________
                           E. Davisson Hardman, Jr.
                      Name:_____________________
                            President
                      Title:____________________


                      By: Dean Witter Realty Yield Plus
                          Associates, L.P., general
                          partner

                          By:  Dean Witter Realty Yield
                                Plus, Inc., general
                                partner

                      /s/ E. Davisson Hardman, Jr.
               By:__________________________
                       E. Davisson Hardman, Jr.
               Name:_____________________
                       President
               Title:____________________


               DEAN WITTER REALTY YIELD PLUS II, L.P.

               By:  Dean Witter Realty Yield Plus II
                      Inc., general partner

                      /s/E. Davisson Hardman, Jr.
               By:__________________________
                     E. Davisson Hardman, Jr.
               Name:_____________________
                      President
               Title:____________________

               By:  Dean Witter Realty Yield Plus
                      Associates II, L.P., general
                      partner

               By:  Dean Witter Realty Yield
                      Plus II, Inc.
                      general partner

                      /s/E. Davisson Hardman, Jr.
               By:__________________________
                     E. Davisson Hardman, Jr.
               Name:_____________________
                      President
               Title:____________________

Exhibit (10)(j)
_______________
                      SECOND AMENDMENT TO NOTES

               This SECOND AMENDMENT TO NOTES (this "Second
Amendment") dated September 20, 1993 by and among Richard H. Rubin and Myrna Putziger, as trustees under a declaration of trust dated November 1, 1983 and recorded in the Suffolk County Registry of Deeds in Book 10615, Page 58, and filed with the Suffolk Registry District of the Land Court on Certificate of Title No. 96370, of GOVERNMENT CENTER GARAGE REALTY TRUST, a Massachusetts nominee trust (the "Maker"), having a principal place of business c/o The Richard
H. Rubin Companies, 11200 Rockville Pike, Suite 200, Rockville, Maryland 20852, and DEAN WITTER REALTY YIELD PLUS, L.P., a Delaware limited partnership ("YP") and DEAN WITTER REALTY YIELD PLUS II, L.P., a Delaware limited partnership ("YPII"; YP and YPII being collectively referred to hereinafter as the "Holder"), each having its principal place of business at Two World Trade Center, New York, New York 10048.
                        W I T N E S S E T H :

               WHEREAS, (a) the Maker executed and delivered to YP a certain Amended and Restated Construction Loan/Office Loan Promissory Note (Yield Plus) dated as of October 12, 1989 (the "Original YP Note") and (b) the Maker and YP executed and delivered a certain First Amendment to Amended and Restated Construction Loan/Office Loan Promissory Note (Yield Plus II) dated June 22, 1990 (the "YP Note Amendment"; the Original YP Note, as amended by the YP Note Amendment, being hereinafter referred to as the "YP Note"); and
               WHEREAS, (a) the Maker executed and delivered to YPII a certain Amended and Restated Construction Loan/Office Loan Promissory Note (Yield Plus II) dated as of October 12, 1989 (the "Original YPII Note") and (b) the Maker and YPII executed and delivered a certain First Amendment to Amended and Restated Construction Loan/Office Loan Promissory Note (Yield Plus II) dated June 22, 1990 (the "YPII Note Amendment"; the Original YPII Note, as amended by the YPII Note Amendment, being hereinafter referred to as the "YPII Note," and the YP Note and the YPII Note being hereinafter collectively referred to as the "Notes"); and
               WHEREAS, the Maker and the Holder are this day executing and delivering a Supplemental Loan Agreement ("SLA") and a Second Amendment to Additional Interest Agreement ("Additional Interest Amendment"), each of which documents amends in certain respects the terms of the loan evidenced by the Notes; and
               WHEREAS, the Maker and the Holder wish to modify both of the Notes on the terms and conditions set forth herein to reflect the provisions of the SLA and the Additional Interest Amendment;
               NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Maker and the Holder hereby agree as follows:
               19. All capitalized terms used and not defined herein shall have the meanings ascribed to them in the Notes.
               20. All references in the Notes to the Loan Documents shall be deemed to refer to, collectively, the YP Note, the YPII Note, the Loan Agreement, the Additional Interest Agreement, the Indemnity Agreement and each Security Document, as each such document has been amended or modified through the date hereof (including, without limitation, hereby and by the SLA and the Additional Interest Amendment) and may be amended or modified from time to time. All references in the Notes to the Loan Agreement shall be deemed to refer to the Loan Agreement, as such document has been amended through the date hereof (including by the SLA) and may be further amended from time to time. All references in the Notes to the Additional Interest Agreement shall be deemed to refer to the Additional Interest Agreement, as such document has been amended through the date hereof (including by the Additional Interest Amendment) and may be further amended from time to time.
               21. The Maker hereby ratifies and confirms the YP Note and the YPII Note, as amended hereby, in all respects. The Lender and the Maker hereby acknowledge and confirm the non-recourse provisions set forth in the third paragraph of page 6 of both the Original YP Note and the Original YPII Note, which non-recourse provisions are, subject to provisions in the Additional Interest Agreement relating to recourse liability after the End Transaction (as defined therein), (i) hereby made applicable to the Notes, as amended hereby, and (ii) hereby incorporated herein by reference.
               22. This Second Amendment shall be construed, enforced and governed by the laws of the Commonwealth of Massachusetts.
               23. This Second Amendment may be executed in counterparts and as so executed shall constitute but one Amendment.
               IN WITNESS WHEREOF, the Maker and the Holder have duly executed under seal this Amendment on the day and year first above written.
                          Maker:

                       /s/Richard H. Rubin
                          ___________________________________
                          Richard H. Rubin, as Trustee of Government
                          Center Garage Realty Trust and not
                          individually

                          /s/Myrna Putziger
                          ___________________________________
                          Myrna Putziger, as Trustee of Government
                          Center Garage Realty Trust and not
                          individually


                          Holder:

                          DEAN WITTER REALTY YIELD PLUS, L.P.

                          By:   Dean Witter Realty Yield Plus
                                Inc., general partner

                                /s/E. Davisson Hardman, Jr.
                          By:__________________________
                                 E. Davisson Hardman, Jr.
                          Name:_____________________
                                  President
                          Title:____________________


                          By:   Dean Witter Realty Yield Plus
                                Associates, L.P., general
                                partner

                          By:  Dean Witter Realty Yield
                                Plus, Inc., general
                                partner

                                /s/E. Davisson Hardman, Jr.
                          By:__________________________
                                 E. Davisson Hardman, Jr.
                          Name:_____________________
                                  President
                          Title:____________________


                          DEAN WITTER REALTY YIELD PLUS II, L.P.

                          By:  Dean Witter Realty Yield Plus
                                Inc., general partner

                                /s/E. Davisson Hardman, Jr.
                          By:__________________________
                                 E. Davisson Hardman, Jr.
                          Name:_____________________
                                  President
                          Title:____________________

                          By:  Dean Witter Realty Yield Plus
                                Associates II, L.P., general
                                partner

                          By:  Dean Witter Realty Yield
                                Plus Associates II, L.P.,
                                general partner

                                /s/E. Davisson Hardman, Jr.
                          By:__________________________
                                 E. Davisson Hardman, Jr.
                          Name:_____________________
                                  President
                          Title:____________________